February 11, 2026 4Q & Full Year 2025 Earnings Presentation © 2026 Fannie Mae Exhibit 99.2

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 1 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 4Q and Full Year 2025 Key Highlights Page align Top align Enhanced operational effectiveness and effectively reduced costs Remained committed to disciplined financial and risk management Developed innovative market solutions We are stronger, more effective, and better positioned for the future. $3.5B 4Q25 Net Income ($3.9B in 3Q25) $14.4B FY25 Net Income ($17.0B in 2024) $109.0B YE25 Net Worth 1 ($94.7B as of YE24) Financial Performance Mission Performance 4Q25 FY25 $123B $409B Liquidity provided to the mortgage market 449K 1.5M Households helped to buy, refinance, or rent a home Company Impact

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 2 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $ Millions 4Q25 3Q25 + / (-) 4Q24 + / (-) Net revenues 2 $7,331 $7,307 $24 0% $7,297 $34 0 % Other gains (losses), net 3 (252) 133 (385) NM 813 (1,065) NM (Provision) / benefit for credit losses (298) (338) 40 12 (321) 23 7 Non-interest expense a (2,371) (2,267) (104) (5) (2,610) 239 9 Pretax income 4,410 4,835 (425) (9) 5,179 (769) (15) Tax provision (883) (976) 93 10 (1,049) 166 16 Net income $3,527 $3,859 $(332) (9) % $4,130 $(603) (15) % Total assets ($B) $4,318 $4,336 $(18) 0% $4,350 $(32) (1) % Net worth ($B) b $109.0 $105.5 $3.5 3.3% $94.7 $14.4 15.2% 4Q 2025 Financial Summary Key Metrics Guaranty Fees 4/ Net Revenues 2 0.68% Net Interest Margin 5 12.56% Administrative Expense Ratio 6 10.2%* Illustrative Return on Average Required CET1 7 (80.9% in 3Q25) (10.3%* in 3Q25) (0.67% in 3Q25) (11.21% in 3Q25) 81.0% $5.9B Guaranty Fees 4 ($5.9B in 3Q25) Page align Note: * YTD Annualized. a) See page 8 for the components of non-interest expense. b) Numbers may not sum due to rounding. Bottom

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 3 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $ Millions FY2025 FY2024 + / (-) Net revenues 2 $28,964 $29,069 $(105) 0 % Other gains (losses), net 3 195 1,725 $(1,530) (89) (Provision) / benefit for credit losses (1,606) 186 $(1,792) NM Non-interest expense a (9,570) (9,711) 141 1 Pretax income 17,983 21,269 (3,286) (15) Tax provision (3,619) (4,291) 672 16 Net income $14,364 $16,978 $(2,614) (15) % FY2025 Financial Summary Key Metrics Guaranty Fees 4/ Net Revenues 2 0.66% Net Interest Margin 5 12.36% Administrative Expense Ratio 6 10.2% Illustrative Return on Average Required CET1 7 (80.1% in 2024) (12.1% in 2024) (0.67% in 2024) (12.45% in 2024) 81.5% $23.6B Guaranty Fees 4 ($23.3B in 2024) Page align Note: a) See page 8 for the components of non-interest expense.

Guaranty Book & Net Interest Income

Our guaranty business continued to generate the majority of our net interest income.

Average Guaranty Book [8]



$ Billions
$3,752
$401
$3,351
$4,011
$425
$3,586
$4,090
$455
$3,635
$4,109
$483
$3,626
$4,107
$514
$3,593
2021
2022
2023
2024
2025
Single-Family [9]
Multifamily [10]

Net Interest Income



$ Billions
$29.6
$1.1
$11.2
$3.1
$14.2
$29.4
$2.9
$7.1
$3.3
$16.1
$28.8
$5.2
$4.0
$3.4
$16.2
$28.7
$5.5
$3.3
$3.4
$16.5
$28.6
$5.0
$3.2
$3.4
$17.0
2021
2022
2023
2024
2025
Base Guaranty Fee [11]
TCCA
Deferred Guaranty Fee [12]
Portfolios & Other [13]

2025

-70.0 bps
YoY 30-Year Fixed Mortgage Rate [14] ▲

-62.0 bps
YoY Secured Overnight Financing Rate [15] ▲

~25%
of U.S. Single-Family Mortgage Debt Outstanding [16]

~21%
of U.S. Multifamily Mortgage Debt Outstanding [16]

4

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information.

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 5 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 67.6 67.1 63.5 63.6 62.3 67.8 72.9 69.3 66.9 66.9 66.5 42.0 44.0 45.4 45.8 46.4 47.8 49.3 49.7 50.2 50.8 51.4 40.0 41.5 42.1 42.7 43.4 44.4 45.7 46.2 46.9 47.6 48.4 69.4 74.9 78.7 75.4 71.8 74.5 78.4 78.5 76.1 74.4 71.6 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Net Interest Margin (NIM) Guaranty fees continued to anchor our stable margins. Basis Points Net Interest Margin 5 Avg. Single-Family Guaranty Fee 17 Avg. Multifamily Guaranty Fee 18 Avg. Total Book Guaranty Fee 19 Page align

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 6 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 Select Credit Metrics 30-Days Past Due 20 Seriously Delinquent 20 Nonperforming Loans 21 0.60% 0.60% 0.58% 0.59% 0.63% 0.57% 0.63% 0.61% 0.68% 0.74% 0.60% 0.64% 4Q24 1Q25 2Q25 3Q25 4Q25 1.00% 0.84% 0.94% 0.94% 1.00% 0.10% 0.17% 0.13% 0.12% 0.10% 0.89% 0.76% 0.84% 0.84% 0.88% 4Q24 1Q25 2Q25 3Q25 4Q25 0.88% 0.84% 0.82% 0.85% 0.93% 0.57% 0.63% 0.61% 0.68% 0.74% 0.84% 0.81% 0.79% 0.83% 0.90% 4Q24 1Q25 2Q25 3Q25 4Q25 Total Guaranty Book Single-Family Multifamily 0.59% We continued to focus on credit performance and disciplined credit risk management. Page align

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 7 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 0.15% 0.14% 0.16% 0.16% 0.17% 0.48% 0.47% 0.49% 0.46% 0.43% 0.19% 0.18% 0.20% 0.20% 0.20% 4Q24 1Q25 2Q25 3Q25 4Q25 0.02% 0.02% 0.01% 0.01% 0.09% 0.03% 0.07% 0.11% 0.07% 0.03% 0.02% 0.03% 0.02% 4Q24 1Q25 2Q25 3Q25 4Q25 Allowance for Credit Losses Net Charge-Off Ratio 24 Credit Loss Reserves / Guaranty Book 23 Total Guaranty Book Single-Family Multifamily 0.02% Page align Top Bottom 4Q25 2025 $ Millions Single- Family Multi- family Total Single- Family Multi- family Total Allowance for credit losses 22 Beginning balance $(6,064) $(2,413) $(8,477) $(5,487) $(2,399) $(7,886) Write-offs 142 120 262 740 470 1,210 Recoveries (57) (22) (79) (202) (108) (310) Net Charge-Offs 85 98 183 538 362 900 (Provision) benefit for credit losses (293) (5) (298) (1,323) (283) (1,606) Allowance (build) / release (208) 93 (115) (785) 79 (706) Ending balance $(6,272) $(2,320) $(8,592) $(6,272) $(2,320) $(8,592)

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 8 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 Non-Interest Expense We expect our expense reduction efforts will deliver multiyear savings and sustain a smaller cost footprint. $ Millions 4Q25 3Q25 + / (-) 4Q24 + / (-) Salaries & benefits $(516) $(475) $(41) (9) % $(497) $(19) (4) % Professional services (193) (148) (45) (30) (219) 26 12 Occupancy & technology (212) (196) (16) (8) (231) 19 8 Administrative expense (921) (819) (102) (12) (947) 26 3 Legislative assessments (936) (943) 7 1 (949) 13 1 Credit enhancement (368) (409) 41 10 (406) 38 9 Other income (expense) 25 (146) (96) (50) (52) (308) 162 53 Total $(2,371) $(2,267) $(104) (5) % $(2,610) $239 9 % Administrative Expense Ratio 6 9.77% 10.75% 11.86% 12.45% 12.36% 2021 2022 2023 2024 2025 $ Millions FY2025 FY2024 + / (-) Administrative expense $(3,579) $(3,619) $40 1 % Total $(9,570) $(9,711) $141 1 % Page align • Administrative expense decreased $40 million from 2024, despite incurring higher costs associated with reducing our workforce and our real estate footprint • Thoughtful reduction of approximately 1,200 employees from 2024 to 2025—representing around 15% of our workforce—is expected to yield lower costs over a multiyear period

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 9 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 Regulatory Capital Risk-Weighted Assets (RWA) & Risk Density 27 $ Billions $ Billions CET1 Capital Requirements 26 Our CET1 capital requirements remained stable. 26 Minimum Requirement Total CET1 / RWAStress Capital Buffer Stability Capital Buffer $61 $60 $59 $62 $63 $33 $33 $33 $33 $33 $48 $47 $47 $47 $47 $142 $140 $139 $142 $143 10.4% 10.5% 10.6% 10.3% 10.2% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $1,364 $1,333 $1,312 $1,372 $1,411 30.6% 29.9% 29.5% 30.9% 31.9% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Total RWA Risk Density 27 • RWA and risk density increased quarter-over-quarter reflecting higher credit risk weights on new acquisitions and reduced capital relief from credit risk transfer • Our total CET1 capital requirement was 10.2% of RWA, or $143 billion, as of December 31, 2025 • The stability and stress capital buffers represented 56% of our total CET1 requirement Page align

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 10 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $138 $143 $46 $50 $(74) $(22) 4Q22 4Q25 Net Worth $60 $109 Less : Senior Preferred Stock $121 $121 Less: Regulatory Capital Position Adjustments and Deductions 28 $13 $10 Adjusted Total Regulatory Capital (Deficit) $(74) $(22) Net Worth and Regulatory Capital Growth in Net Worth 1 $13.5 $46.8 $60.3 $48.7 $109.0 Net Worth 1/1/2020 Cumulative Net Income 2020 - 4Q22 Net Worth 4Q22 Cumulative Net Income 2023 - 4Q25 Net Worth 4Q25 $ Billions $ Billions Progress Towards Regulatory Capital Requirements 26 CET1 Additional Tier 1 & 2 $105B Total Risk - Based Capital Minimum 30 $113B Total Risk- Based Capital Minimum 30 We have materially grown our net worth and meaningfully reduced our regulatory capital deficit. Available Capital (Deficit) 4Q22 4Q25 $(258) $(215) Total Capital Shortfall $184 29 $193 29 Note: Totals may not sum due to rounding. +$52B Page align

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 11 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $3,622 $3,610 $3,597 $3,588 $3,577 47.9 48.1 48.3 48.5 48.7 4Q24 1Q25 2Q25 3Q25 4Q25 $62 $50 $64 $72 $60 $9 $7 $10 $9 $9 $14 $7 $10 $9 $28 $85 $64 $84 $90 $97 56.3 56.5 57.3 56.3 55.4 4Q24 1Q25 2Q25 3Q25 4Q25 $ Billions Single-Family At a Glance Purchase Average Guaranty Fee, net of TCCA (bps) 17Cash-Out Refinance Other Refinance Average UPB Average Guaranty Fee, Net of TCCA (bps) 17 Single-Family Guaranty Book 9 Single-Family Loan Acquisitions $ Billions $ Millions 4Q25 3Q25 + / (-) 4Q24 + / (-) Net revenues 2 $6,086 $6,096 $(10) 0% $6,120 $(34) (1) % Other gains (losses), net 3 (287) 105 (392) NM 806 (1,093) NM (Provision) / benefit for credit losses (293) (269) (24) (9) (396) 103 26 Non-interest expense (2,132) (2,057) (75) (4) (2,205) 73 3 Pretax income 3,374 3,875 (501) (13) 4,325 (951) (22) Tax provision (697) (790) 93 12 (871) 174 20 Net income $2,677 $3,085 $(408) (13) % $3,454 $(777) (22) % Single-Family Highlights Page align • Our Single-Family business delivered $2.7 billion in net income in the fourth quarter, in the face of continued affordability challenges and strong competition • Refinance acquisitions increased by $19 billion in the fourth quarter after mortgage rates declined late in the third quarter

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 12 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 9% 21% 32% 31% 28% 5% 7% 3% 3% 3%4% 1% 2% 5% 23% 32% 36% 36% 36% 2021 2022 2023 2024 2025 69% 75% 78% 77% 77% 3.0% 5.0% 6.0% 7.0% 6.0% 2021 2022 2023 2024 2025 756 747 755 758 757 6.0% 8.0% 6.0% 5.0% 6.0% 2021 2022 2023 2024 2025 FICO Credit Score 31 Original Loan-to-Value Ratio DTI Ratio > 43% 32 % FICO < 680Weighted-Average FICO Score % OLTV > 95%Weighted-Average OLTV Credit Characteristics of Single-Family Acquisitions Purchases Cash-Out Refinance Other Refinance Total Page align Our underwriting is sound and we have not sacrificed credit quality.

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 13 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $500 $505 $511 $521 $535 74.4 74.1 73.3 72.4 71.6 4Q24 1Q25 2Q25 3Q25 4Q25 Multifamily At a Glance Multifamily Guaranty Book 10 $ Millions 4Q25 3Q25 + / (-) 4Q24 + / (-) Net revenues 2 $1,245 $1,211 $34 3% $1,177 $68 6 % Other gains (losses), net 3 35 28 7 25 7 28 NM (Provision) / benefit for credit losses (5) (69) 64 93 75 (80) NM Non-interest expense (239) (210) (29) (14) (405) 166 41 Pretax income 1,036 960 76 8 854 182 21 Tax provision (186) (186) 0 0 (178) (8) (4) Net income $850 $774 $76 10% $676 $174 26% $22.5 $11.8 $17.4 $18.7 $25.8 4Q24 1Q25 2Q25 3Q25 4Q25 Fixed-rate Multifamily New Business Volume Variable-rate $ Billions $ Billions UPB Outstanding Average Guaranty Fee (bps) 18 Multifamily Highlights Page align • Through 2025, Multifamily priced business competitively to grow the guaranty book to $535 billion by year-end • This larger book drove fourth quarter net income of $850 million and full year net income of $2.9 billion — which is the highest level in 4 years

Multifamily Credit Characteristics & Credit Enhancement

Guaranty Book Credit Metrics [10]


65%
64%
63%
63%
63%
2.1
2.2
2.0
2.0
1.9
2021
2022
2023
2024
2025
Weighted-Average DSCR [33]
Weighted-Average OLTV Ratio

Original Loan-to-Value Ratio of Acquisitions


65%
59%
59%
62%
62%
27%
14%
6%
11%
11%
72%
86%
93%
89%
88%
2021
2022
2023
2024
2025
% OLTV ≤ 70%
% OLTV > 70% and ≤ 80%
% OLTV > 80%
Weighted-Average OLTV Ratio

Multifamily Credit Risk Transfer


$ Billions
27%
26%
29%
31%
32%
$112.0
$112.8
$138.0
$157.3
$172.8
$27.1
$25.1
$48.5
$56.1
$67.0
$84.9
$87.7
$89.5
$101.2
$105.8
2021
2022
2023
2024
2025
UPB in MCIRT Transaction
UPB in MCAS Transaction
% Multifamily in CRT Transaction

Multifamily Guaranty Book with Loss Share


99%
99%
99%
99%
99%
99%
99%
99%
99%
100%
2021
2022
2023
2024
2025
% Lender Recourse [34]
% DUS [35]

14

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information.

The Endnotes provided on slides 17-19 are an integral part of this presentation. Also see slide 16 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 15 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $13.5 $13.4 $12.3 $12.1 $11.4 $41.3 $56.6 $48.1 $45.5 $27.2 $77.6 $77.9 $75.8 $66.1 $55.2 $132.4 $147.9 $136.2 $123.7 $93.8 3.6% 3.5% 3.6% 3.6% 3.5% 4Q24 1Q25 2Q25 3Q25 4Q25 $89.9 $92.4 $85.6 $72.6 $61.8 $38.3 $33.4 $31.6 $33.9 $41.0 $11.2 $11.0 $11.1 $19.9 $24.5 $139.4 $136.8 $128.3 $126.4 $127.3 3.4% 3.4% 3.6% 3.9% 3.8% 4Q24 1Q25 2Q25 3Q25 4Q25 Cash Repo 36 U.S. Treasuries Debt Portfolio 37 Long-Term Debt >1 Yr Maturity Long-Term Debt <1 Yr Maturity Short-Term Debt Corporate Liquidity Portfolio Cost of DebtYield $ Billions $ Billions $48.6 $32.4 $35.8 $47.4 $78.3 $40.2 $42.3 $43.4 $46.2 $48.6 $6.1 $5.6 $5.6 $5.2 $5.6 $94.9 $80.3 $84.8 $98.8 $132.5 4.5% 4.1% 4.3% 4.4% 4.4% 4Q24 1Q25 2Q25 3Q25 4Q25 $ Billions Agency MBS & Lender Liquidity Loss Mitigation Other Retained Mortgage Portfolio 38 Yield Balance Sheet & Fannie Mae Debt Portfolios Page align We effectively managed our balance sheet as we increased our net worth.

DRAFT 16 CET1: Common Equity Tier 1 CRT: Credit risk transfer DSCR: Debt service coverage ratio DTI ratio: Debt-to-income ("DTI") ratio refers to the ratio of a borrower's outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower's reported or calculated monthly income, to the extent the income is used to qualify for the mortgage DUS®: Fannie Mae's Delegated Underwriting and Servicing program NM: Not meaningful MBS: Mortgage-backed securities MCAS™: Multifamily Connecticut Avenue Securities® MCIRT™: Multifamily Credit Insurance Risk Transfer™ OLTV ratio: Original loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price or property value at origination of the loan TCCA: Refers to revenues generated by the 10 basis point guaranty fee increase the company implemented on single-family residential mortgages pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 ("TCCA") and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is paid to Treasury and not retained by the company UPB: Unpaid principal balance Definitions Forward-looking statements. This presentation includes forward-looking statements regarding the company's future financial and credit performance, as well as the company's future plans and their impact. Actual outcomes could be materially different from what is set forth in these forward-looking statements due to a variety of factors, including those described in “Forward-Looking Statements” and “Risk Factors” in the company’s annual report on Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”). Additional Information. Some of the terms and other information in this presentation are defined and discussed more fully in the company's applicable Form 10-Q and Form 10-K filings. This presentation should be reviewed together with the 2025 Form 10-K, which is available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this presentation. Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. Unless otherwise indicated, data is as of December 31, 2025 or for the fourth quarter of 2025. Unless otherwise indicated, data for prior years is as of December 31 or for the full year indicated.

DRAFT 17 1 Net worth is also reported as stockholders' equity on the company's financial statements prepared in accordance with U.S. generally accepted accounting principles. 2 As presented in our Form 10-K, net revenues consists of net interest income, and fee and other income. 3 As presented in our Form 10-K, other gains (losses), net consists of fair value gains (losses), net and investment gains (losses), net. Beginning in the fourth quarter of 2025, the company changed the presentation of debt extinguishment gains (losses) from “Other income (expense), net” to “Investment gains (losses), net” in the consolidated statements of operations and other comprehensive income. Prior periods have been recast to conform with the current period presentation. 4 Guaranty fees represent net interest income from the company's guaranty book of business, which excludes net interest income from the retained mortgage portfolio, net interest income from the corporate liquidity portfolio, and income (expense) from hedge accounting. 5 Net interest margin is calculated based on annual net interest income for full-year results and annualized quarterly net interest income for quarterly results, in each case as a percentage of average total interest-earning assets during the applicable period. For additional information, refer to “MD&A—Consolidated Results of Operations—Net Interest Income—Analysis of Net Interest Income” in the company's applicable Form 10-Q and Form 10-K filings. 6 Administrative expense ratio is calculated as administrative expenses divided by net revenues during the period. Administrative expense consists of salaries and employee benefits and professional services, technology and occupancy expenses. 7 Illustrative return on average required Common Equity Tier 1 (CET1) is designed to show what our return on capital would have been if our actual CET1 available capital had been equal to the CET1 capital requirement for the applicable periods. CET1 requirement as presented represents the company's average CET1 capital requirement including prescribed capital conservation buffer amount under the enterprise regulatory capital framework (which is not currently in effect while the company is in conservatorship) for the period as described below and not the amount of the company's actual available CET1 capital. As of December 31, 2025, the company's actual available CET1 capital was a deficit of $41 billion. For each applicable period, the illustrative return on average required CET1 ratio is calculated based on annualized year-to-date net income for the period divided by the average CET1 capital requirement for each quarter to date during the applicable year plus the fourth quarter of the previous year. 8 Average guaranty book represents our single-family conventional guaranty book of business, our multifamily guaranty book of business, or the combination of our single-family and multifamily books of business, as applicable, based on the unpaid principal balance of mortgage loans underlying our mortgage-backed securities. 9 Single-family guaranty book refers to our single-family conventional guaranty book of business, which consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. 10 Multifamily guaranty book refers to our multifamily guaranty book of business, which consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. 11 Base guaranty fee refers to net interest income from the guaranty book of business excluding the impact of TCCA. 12 Deferred guaranty fee refers to income primarily from the upfront fees that the company receives at the time of loan acquisition related to single-family loan-level price adjustments or other fees the company receives from lenders, which are amortized over the contractual life of the loan. Deferred guaranty fee income also includes the amortization of cost basis adjustments on mortgage loans and debt of consolidated trusts that are not associated with upfront fees. 13 Net interest income from portfolios and other consists of: interest income from assets held in the company's retained mortgage portfolio and corporate liquidity portfolio; interest income from other assets used to support agency MBS and lender liquidity; and interest expense on the company's outstanding corporate debt and Connecticut Avenue Securities® debt. For purposes of this Earnings presentation chart, income (expense) from hedge accounting is included in the “Portfolios & Other” category; however, the company does not consider income (expense) from hedge accounting to be a component of net interest income from portfolios. The company had $577 million in hedge accounting expense in 2025. 14 Based on the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac’s Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. 15 Based on the daily rate per the Federal Reserve Bank of New York. 16 Represents the company's share of single-family or multifamily estimated U.S. mortgage debt outstanding as of September 30, 2025 (the latest date for which information is available). 17 Average single-family guaranty fee represents, on an annualized basis, the average of the base guaranty fees charged weighted by unpaid principal balance during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition (in basis points). Excludes the impact of TCCA. Endnotes

DRAFT 18 18 Average charged guaranty fee rate on multifamily guaranty book of business (in basis points), at end of period. 19 To derive the average total book guaranty fee, the average single-family and multifamily guaranty fees are weighted based on the size of the segment’s guaranty book of business. 20 Percentages are weighted averages and are based on the aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business as of period end. Single-family SDQ rate refers to the aggregate unpaid principal balance of single-family loans that are 90 days or more past due or in the foreclosure process. This presentation of single-family SDQ rate differs from the presentation based on loan count in “MD&A— Single-Family Business—Single-Family Mortgage Credit Risk Management” in the company's Form 10-Q and Form 10-K. Multifamily SDQ rate refers to the aggregate unpaid principal balance of multifamily loans that are 60 days or more past due. 21 The nonperforming loan rate is based on the aggregate unpaid principal balance of single-family conventional, multifamily, or total loans delinquent 60 days or more as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. 22 The company's allowance for credit losses consists of allowance for loan losses, allowance for credit losses on advances of pre-foreclosure costs, accrued interest receivable, our guaranty loss reserves and credit reserves on our available-for-sale (“AFS”) debt securities. Pre-foreclosure costs represent advances for property taxes and insurance receivables. For additional information about the company's allowance, refer to “Note 5, Allowance for Credit Losses” in the company's 2025 Form 10-K. 23 The company's single-family, multifamily or total allowance for credit losses as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. Credit loss reserves include the allowance for loan losses, allowance for accrued interest receivable, and reserve for guaranty losses. Credit loss reserves exclude reserves for advances of pre-foreclosure costs and the allowance for available-for-sale securities. Multifamily allowance for credit losses excludes the expected benefit of freestanding credit enhancements on multifamily loans, which are recorded in “Other assets” in the company's consolidated balance sheets. For additional information, refer to “MD&A—Consolidated Credit Ratios and Select Credit Information” in the company’s applicable Form 10-Q and Form 10-K filings. 24 The net charge-off rate is based on annualized write-offs, net of recoveries, for single-family, multifamily, or total; write-offs occur when a loan is determined to be uncollectible or upon the redesignation of single-family mortgage loans from held for investment to held for sale, as a percentage of the average aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business during the period. The net charge-off rate is based on write-offs net of recoveries on the company’s mortgage loans, accrued interest receivable and guaranty obligations. It excludes net charge-offs on advances of pre-foreclosure costs and available-for-sale securities. For additional information, refer to “MD&A—Consolidated Credit Ratios and Select Credit Information” in the company's applicable Form 10-Q and Form 10-K filings. 25 Other income (expense) consists of foreclosed property income (expense), gains (losses) from partnership investments, and change in expected credit enhancement recoveries. 26 The company began reporting its capital position under the enterprise regulatory capital framework beginning with the quarterly period ended December 31, 2022. The enterprise regulatory capital framework has a transition period for compliance, as described in the company's 2025 Form 10-K. While the company is in conservatorship, the company is not required to comply with the minimum capital or buffer requirements. 27 Risk density is calculated by dividing risk-weighted assets by adjusted total assets, in each case as defined by the enterprise regulatory capital framework. 28 Represents deferred tax assets arising from temporary differences that exceed 10% of common equity tier 1 capital and other regulatory adjustments. 29 Represents total adjusted risk-based capital requirements including buffers. 30 Minimum capital requirement does not include buffers. 31 FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. 32 Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. 33 Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric. 34 Represents the percentage of the company's multifamily guaranty book with lender risk-sharing agreements in place, measured by UPB for the period. 35 Under the Delegated Underwriting and Servicing (“DUS”) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. We delegate to these lenders the authority to underwrite and service multifamily loans on our behalf in accordance with our standards and requirements, and DUS lenders typically share a portion of the credit risk on our multifamily loans for the life of the loans. 36 Represents securities purchased under agreements to resell. Endnotes

DRAFT 19 Endnotes 37 Debt portfolio represents outstanding debt of Fannie Mae, which consists of the unpaid principal balance, premiums and discounts, fair value adjustments, hedge-related basis adjustments and other cost basis adjustments. Cost of debt is based on the weighted-average interest rates and excludes the effects of fair value adjustments and hedge-related basis. For additional information about the cost of debt, refer to “MD&A—Liquidity and Capital Management—Liquidity Management—Debt Funding” in the company's applicable Form 10-Q and Form 10-K filings. 38 Consists of mortgage loans and mortgage-related securities that the company owns, including Fannie Mae MBS and non-Fannie Mae mortgage-related securities. Assets held by consolidated MBS trusts that back mortgage-related securities owned by third parties are not included in the retained mortgage portfolio. The company classifies its retained mortgage portfolio into three categories: agency MBS & lender liquidity, loss mitigation and other. These categories are described in “MD&A—Retained Mortgage Portfolio” in the company's 2025 Form 10-K.